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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 10, 2000



                        PERSONNEL GROUP OF AMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    001-13956                   56-1930691
----------------------------  ------------------------       -------------------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                       5605 Carnegie Boulevard, Suite 500
                         Charlotte, North Carolina 28209
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     ----------------------------------------------------------------------
              (Former name or address, if changed from last report)




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Item 5.           Other Events.

         Personnel Group of America, Inc. issued a press release on February 10, 2000 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7.           Exhibits.

         The following exhibit is filed as part of this report.

         Exhibit 99.1 -- Press release dated February 10, 2000



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 10, 2000

                                            PERSONNEL GROUP OF AMERICA, INC.

                                            By: /s/ KEN R. BRAMLETT, JR.
                                                --------------------------------
                                                Ken R. Bramlett, Jr.
                                                Senior Vice President


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                                  Exhibit Index

         Exhibit                                               Exhibit No.
         -------                                               -----------

         Press release dated February 10, 2000                    99.1




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